Exhibit 24


                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 23rd day of April, 1998.


                                                   /s/ Joel E. Elftmann
                                            -----------------------------------
                                                   Joel E. Elftmann

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 21st day of April, 1998.


                                                 /s/ Patricia M. Hollister
                                            -----------------------------------
                                                   Patricia M. Hollister

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 22nd day of April, 1998.


                                                   /s/ James A. Bernards
                                            -----------------------------------
                                                     James A. Bernards

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 21st day of April, 1998.


                                                     /s/ Neil R. Bonke
                                            -----------------------------------
                                                       Neil R. Bonke

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 21st day of April, 1998.


                                                    /s/ Thomas D. George
                                            -----------------------------------
                                                      Thomas D. George

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 22nd day of April, 1998.


                                                   /s/ Terrence W. Glarner
                                            -----------------------------------
                                                    Terrence W. Glarner

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 23rd day of April, 1998.


                                                      /s/ Joanna T. Lau
                                            -----------------------------------
                                                       Joanna T. Lau

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and BENNO G. SAND, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 23rd day of April, 1998.


                                                    /s/ Charles R. Wofford
                                            -----------------------------------
                                                      Charles R. Wofford